Exhibit 10.2

LETTER AMENDMENT NO. 4 TO FORBEARANCE AGREEMENT

Dated as of October 20, 2009

To:	the Agent and Lenders party to
the Forbearance Agreement
referred to below

  Ladies and Gentlemen:

We refer to the Forbearance Agreement dated as of September 3, 2009, as amended by the Letter Amendment to the Forbearance Agreement dated as of September 14, 2009, the Letter Amendment No. 2 to the Forbearance Agreement dated as of September 30, 2009 and the Letter Amendment No. 3 to the Forbearance Agreement dated as of October 2, 2009 (such Forbearance Agreement, as so amended, the “Forbearance Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Forbearance Agreement) among BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent for the Lenders under the Credit Agreement referred to therein (in such capacities, the “Agent”), the Lenders party thereto, NORTEK, INC. (the “Specified U.S. Borrower”), VENTROL AIR HANDLING SYSTEMS INC. (the “Canadian Borrower” and, together with the Specified U.S. Borrower and each other Borrower from time to time party to the Credit Agreement referred to therein, the “Borrowers”), and the other Loan Parties (as defined in the Credit Agreement referred to therein).

We hereby request, and the Required Lenders hereby agree, that the Forbearance Agreement be hereby amended as follows:

(a)           Section 1(a) of the Forbearance Agreement is hereby amended by replacing “October 20, 2009” therein with “October 27, 2009”; and

(b)           Section 2(p) of the Forbearance Agreement is hereby amended by replacing “October 20, 2009” therein with “October 27, 2009”.

This Letter Amendment shall become effective as of the date first above written when, and only when:

(a)           the Agent shall have received counterparts of this Letter Amendment executed by the Loan Parties and the Required Lenders or, as to any of the Required Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment;

(b)           (i) an amendment (the “Lock-Up Amendment”) to the Restructuring and Lock-Up Agreement, dated as of September 3, 2009 (as amended by that certain First Amendment to the Restructuring and Lock Up Agreement, dated as of September 14, 2009, the “Lock-Up Agreement”) shall have been executed and delivered by the Nortek Parties (as defined in the Lock-Up Agreement) and the requisite Consenting Debtholders (as defined in the Lock-Up Agreement), in the form attached as Exhibit A hereto, (ii) except as set forth herein, the Lock-Up Agreement shall not have been amended, supplemented or otherwise modified except to the extent satisfactory to the Required Lenders and (iii) the Agent shall have received a certificate from the Specified U.S. Borrower (A) attaching a true and complete copy of the Lock-Up Amendment and (B) certifying to the Agent that the Lock-Up Amendment has become fully effective in accordance with the terms thereof and of the Lock-Up Agreement; and

(c)           immediately prior to the effectiveness of this Letter Amendment, no Default (other than a Specified Default) shall have occurred and be continuing.

On and after the effectiveness of this Letter Amendment, each reference in the Forbearance Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Forbearance Agreement, and each reference in the Loan Documents to the “Forbearance Agreement”, shall mean and be a reference to the Forbearance Agreement, as modified hereby.  The forbearance agreements contained in the Forbearance Agreement, as modified hereby, shall be binding on all Lenders in accordance with Section 11.01 of the Credit Agreement.

The Forbearance Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  Nothing contained in this Letter Amendment and no action by, or inaction on the part of, any Secured Party or the Agent shall, or shall be deemed to, directly or indirectly (i) constitute a consent to or waiver of any past, present or future violation of any provision of the Credit Agreement or any other Loan Document, (ii) except as expressly set forth herein, amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Document or of any right, power, or remedy of the Agent or any Secured Party thereunder or (iii) constitute a course of dealing or other basis for altering any obligation of the Loan Parties under the Loan Documents or any other contract or instrument. The Loan Parties and the Required Lenders hereby agree that this Letter Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Each Loan Party ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind and not subject to any avoidance, reduction, recharacterization, subordination (whether equitable, contractual or otherwise but subject to the Intercreditor Amendment), counterclaim, cross-claim, defense, disallowance, impairment, objection or any challenges under any applicable Law or by any Person) of the Liens and security interests granted to secure any of the Obligations to and for the benefit of the Secured Parties, pursuant to the Loan Documents.  Each Loan Party acknowledges and agrees that all such Liens and security interests granted by it secure, and shall continue to secure, the Obligations and the Guaranties from and after the date hereof.

In consideration of the Lenders’ execution and delivery of this Letter Amendment, each Loan Party and each of their successors and assigns (including, without limitation, any receiver or trustee, collectively, the “Releasors”) does hereby forever acquit, waive, release and discharge each of the Agent and each Lender party hereto and each of their respective successors, assigns, affiliates, directors, officers, employees, agents, attorneys, consultants, advisors and other Related Parties (collectively, the “Releasees”) of and from any and all claims (including, without limitation, any liabilities, damages, demands and causes of action to the extent arising therefrom) whatsoever, in law or in equity, whether known or unknown, which the Releasors ever had, have now, or hereinafter can, shall or may have against any Releasee by reason of (a) any matter arising on or prior to the date hereof out of the Credit Agreement, the Forbearance Agreement or the other Loan Documents and (b) any and all other actions or omissions relating in any way thereto done or omitted to be done on or prior to the date hereof.  This paragraph shall survive (i) the expiration or termination of the Forbearance Period, of the Forbearance Agreement and of this Letter Amendment and (ii) the termination of the Credit Agreement, the payment in full of all Obligations and the termination of all Commitments.

This Letter Amendment may be executed by one or more of the parties to this Letter Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Any party hereto may execute and deliver a counterpart of this Letter Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Letter Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours, NORTEK, INC., as the Specified U.S. Borrower and as a Guarantor By: /s/Edward J. Cooney Name: Edward J. Cooney Title: Vice President and Treasurer

VENTROL AIR HANDLING SYSTEMS INC., As the Canadian Borrower By: /s/Edward J. Cooney Name: Edward J. Cooney Title: Vice President and Treasurer

AIGIS MECHTRONICS, INC.
BROAN-MEXICO HOLDINGS, INC.
BROAN-NUTONE LLC
BROAN-NUTONE STORAGE SOLUTIONS LP
CES GROUP, INC.
CES INTERNATIONAL LTD.
CLEANPAK INTERNATIONAL, INC.
ELAN HOME SYSTEMS, L.L.C.
GEFEN, INC.
GOVERNAIR CORPORATION
GTO, INC.
HC INSTALLATIONS, INC.
HOMELOGIC LLC
HUNTAIR, INC.
INTERNATIONAL ELECTRONICS, INC.
LINEAR H.K. LLC
LINEAR LLC
LITE TOUCH, INC.
MAGENTA RESEARCH LTD.
MAMMOTH-WEBCO, INC.
NILES AUDIO CORPORATION
NORDYNE INC.
NORDYNE INTERNATIONAL, INC.
NORTEK INTERNATIONAL, INC.
NUTONE LLC
OMNIMOUNT SYSTEMS, INC.
OPERATOR SPECIALTY COMPANY, INC.
PACIFIC ZEPHYR RANGE HOOD, INC.
PANAMAX INC.
RANGAIRE GP, INC.
RANGAIRE LP, INC.
SECURE WIRELESS, INC.
SPEAKERCRAFT, INC.
TEMTROL, INC.
WDS LLC
XANTECH CORPORATION
ZEPHYR CORPORATION

as a Borrower and Guarantor

By:        /s/ Edward J. Cooney
Name:  Edward J. Cooney
Title:     Vice President and Treasurer

(of entity listed or as an officer of the managing member, sole member or general partner)

BROAN-NUTONE CANADA INC. INNERGY TECH INC. VENMAR CES, INC. VENMAR VENTILATION INC. VENMAR VENTILATION (H.D.H.) INC.
as a Guarantor By: /s/ Edward J. Cooney Name: Edward J. Cooney Title: Vice President and Treasurer

Acknowledged and Agreed:

BANK OF AMERICA, N.A.,
as Agent

By:	/s/ Richard Levenson
Name: Richard Levenson
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as U.S. L/C Issuer and Canadian L/C Issuer

By:	/s/ Richard Levenson
Name: Richard Levenson
Title: Senior Vice President

Acknowledged and Agreed:

WELLS FARGO FOOTHILL, LLC
By: /s/ Ilene Silberman Name: Ilene Silberman Title: Vice President

Acknowledged and Agreed:

WELLS FARGO FOOTHILL CANADA ULC
By: /s/ Sanat Amladi Name: Kurt Duerfeldt Title: Vice President

Exhibit A to
Letter Amendment No. 4 to Forebearance Agreement

Form of Lock-Up Amendment

SECOND AMENDMENT TO THE
RESTRUCTURING AND LOCK UP AGREEMENT

WHEREAS, the Parties entered into that certain Restructuring and Lock Up Agreement, dated as of September 3, 2009 and amended on September 14, 2009 (the “Agreement”) for the purpose of mutually agreeing to the terms of a pre-packaged bankruptcy filing of the Nortek Parties;

WHEREAS, the Agreement provides that (a) no later than October 20, 2009, the Nortek Parties shall file voluntary petitions for relief under chapter 11 of the Bankruptcy Code, (b) the Agreement may be terminated by a specified vote of the Consenting Debtholders on October 20, 2009, unless the Nortek Parties have commenced chapter 11 cases and (c) the Forbearance Period shall terminate on the earlier of (i) the Commencement Date, (ii) the date of an occurrence of a Forbearance Default or (iii) October 20, 2009;

WHEREAS, in entering into the Agreement, it was the intention of the Parties thereto that the Nortek Parties would commence their chapter 11 cases no later than October 20, 2009;

WHEREAS, the Agreement provides that once effective, it may be amended in accordance with Section 8 of the Agreement; and

WHEREAS, the Nortek Parties and the Consenting Debtholders constituting the Requisite Debtholder Consent have agreed to enter into this amendment of the Agreement (this “Second Amendment”) to amend the Agreement, effective as of October 19, 2009, to extend the date by which the Nortek Parties shall be required to commence the chapter 11 cases.

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           In Section 2.01 of the Agreement, “October 20, 2009” shall be deleted, and “11:59 PM, prevailing Eastern time, on October 27, 2009” shall be inserted in lieu thereof.

2.           In Section 3.03(a)(iii) of the Agreement, “October 20, 2009” shall be deleted, and “11:59 PM, prevailing Eastern time, on October 27, 2009” shall be inserted in lieu thereof.

3.           In Section 7.01(g) of the Agreement, “October 20, 2009” shall be deleted, and “11:59 PM, prevailing Eastern time, on October 27, 2009” shall be inserted in lieu thereof.

4.           The Parties also clarify and confirm their agreement that Section 11.6 of the Prepackaged Plan is intended to provide that each Person who is entitled to receive a distribution under the Prepackaged Plan shall release all “Released Parties” (as defined in the Prepackaged Plan) in respect of any and all applicable Claims, demands, causes of action and the like that such Person may have (including, without limitation, any NTK 10-3/4% Notes Claims or NTK Holdings Senior Secured Loan Claims (each as defined in the Prepackaged Plan) such Person may hold), without regard to whether or not the Prepackaged Plan is confirmed with respect to NTK Holdings and/or Nortek Holdings.

5.           This Second Amendment may be executed in one or more counterparts, each of which, when so executed, shall constitute an original and all of which shall constitute one instrument.  The counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

6.           This Second Amendment shall be effective as of October 19, 2009, upon the execution of the Nortek Parties and the Consenting Debtholders constituting the Requisite Debtholder Consent, and shall only be amended in accordance with Section 8 of the Agreement.

7.           Except as specifically amended or consented to herein, there are no other amendments, modifications, or other alterations to the Agreement.

8.           Capitalized terms not defined herein shall have the meanings given to them in the Agreement, and in the event of any inconsistency between the two, the Agreement shall control.
IN WITNESS WHEREOF, the Parties have executed this Second Amendment on the day and year first above written.

NTK HOLDINGS, INC.

By:  ______________________________
Name:  Edward J. Cooney
Title:     Vice President and Treasurer

NORTEK HOLDINGS, INC.

By:  ______________________________
Name:    Edward J. Cooney
Title:       Vice President and Treasurer

NORTEK, INC.

By:  ______________________________
Name:      Edward J. Cooney
Title:         Vice President and Treasurer

AIGIS MECHTRONICS, INC.
BROAN-MEXICO HOLDINGS, INC.
BROAN-NUTONE LLC
BROAN-NUTONE-STORAGE SOLUTIONS LP
CES GROUP, INC.
CES INTERNATIONAL LTD.
CLEANPAK INTERNATIONAL, INC.
ELAN HOME SYSTEMS, L.L.C.
GEFEN, INC.
GOVERNAIR CORPORATION
GTO, INC.
HC INSTALLATIONS, INC.
HUNTAIR, INC.
INTERNATIONAL ELECTRONICS, INC.
LINEAR LLC
LINEAR H.K. LLC
LITE TOUCH, INC.
MAGENTA RESEARCH LTD.
MAMMOTH-WEBCO, INC.
NILES AUDIO CORPORATION
NORDYNE INC.
NORDYNE INTERNATIONAL, INC.
NORTEK INTERNATIONAL, INC.
NUTONE INC.
OMNIMOUNT SYSTEMS, INC.
OPERATOR SPECIALTY COMPANY, INC.
PACIFIC ZEPHYR RANGE HOOD, INC.
PANAMAX INC.
RANGAIRE GP, INC.
RANGAIRE LP, INC.
SECURE WIRELESS, INC.
SPEAKERCRAFT, INC.
TEMTROL, INC.
XANTECH CORPORATION
ZEPHYR CORPORATION

By           _____________________
Name:    Edward J. Cooney
Title:       Vice President and Treasurer

(of entity listed or as an officer of the managing member, sole member or general partner)

[CONSENTING DEBTHOLDER]

By:  ___________________________
Name:
Title:

Address: _________________________
       _________________________
       _________________________
Attn:         _________________________
Tel:          _________________________
Fax:         _________________________

Aggregate principal amount of Notes beneficially owned or managed on behalf of accounts that hold or beneficially own such Notes:

8-1/2% Notes:  $_____________

10% Notes:  $_______________

10-3/4% Notes:  $___________________